Exhibit 99.1

Contact:	Investor Relations
(502) 596-6569

KINDRED HEALTHCARE ANNOUNCES FIRST QUARTER 2015 RESULTS

Successfully Completed Gentiva Health Services and Centerre Healthcare Acquisitions

and Achieved Key First Quarter Integration and Synergy Realization Milestones

Core Diluted EPS from Continuing Operations of $0.34(1) in the First Quarter

GAAP Loss Per Share from Continuing Operations of $1.80 in the First Quarter Includes:

• $1.19 Per Share to Establish a Loss Contingency Reserve for Previously Disclosed RehabCare Matter

• $0.97 Per Share Related to Transaction, Integration, Financing, Severance and Other Restructuring Costs

Establishes 2015 Core EPS Guidance of $1.20 to $1.40 Per Diluted Share

and Adjusted Core EPS Guidance of $1.70 to $1.90 Per Diluted Share

LOUISVILLE, Ky. (May 6, 2015) – Kindred Healthcare, Inc. (“Kindred” or the “Company”) (NYSE:KND) today announced its operating results for the first quarter ended March 31, 2015.

Benjamin A. Breier, President and Chief Executive Officer of the Company commented, “After our efforts to transform the Company over the last several years, I am pleased with the strides we made in the first quarter to strengthen our business and solidify Kindred’s position as a national leader in post-acute care. Our strong results and growth would not have been possible without the dedication of our 103,000 teammates and their commitment to improving the lives of more than one million patients each year.”

Mr. Breier further commented, “In the first quarter, we achieved our integration and synergy objectives for the acquired organizations and their operating results exceeded expectations. These strategic additions significantly improved the growth, margin and cash flow profile of the Company.”

All financial and statistical information included in this press release reflects the continuing operations of the Company’s businesses for all periods presented unless otherwise indicated. The acquisitions of Gentiva Health Services, Inc. (“Gentiva”) and Centerre Healthcare Corporation (“Centerre”) have been included in the operating results presented since the date of acquisition. Prior period segment information has been recast to conform with the current presentation, including the transfer of five inpatient rehabilitation hospitals from the Hospital Division to the Hospital Rehabilitation Services business segment.

First Quarter Consolidated Highlights(1):

•	Core diluted EPS from continuing operations of $0.34 and adjusted core diluted EPS from continuing operations of $0.43 based upon 82.4 million weighted average diluted shares as compared to core diluted EPS of $0.35 and adjusted core diluted EPS of $0.46 a year ago based upon 52.7 million weighted average diluted shares

•	Consolidated revenues increased 32% to $1.68 billion and earnings before interest, income taxes, depreciation, amortization, rent and certain charges (“core EBITDAR”) increased 29% to $234 million, each as compared to the same period last year primarily due to the acquisitions of Gentiva on February 2, 2015 and Centerre on January 1, 2015

•	Core operating cash flows were $38 million compared to $14 million a year ago; core free cash flows were $17 million compared to a core free cash flow deficit of $8 million in the first quarter of 2014

•	The Kindred Board of Directors declared regular quarterly cash dividend of $0.12 per share on the Company’s common stock payable on June 10, 2015

(1)	See reconciliation of core and adjusted results to generally accepted accounting principles (“GAAP”) results beginning on page 12.

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680 South Fourth Street    Louisville, Kentucky 40202

502.596.7300        www.kindredhealthcare.com

Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

First Quarter Segment Highlights(1):

Kindred at Home (“KAH”) had a very strong start to the year, with the successful acquisition of Gentiva in February, which established KAH as the largest combined home health and hospice operator in the country. The home health segment of KAH experienced strong growth with combined Medicare admissions increasing 3.3% and revenues increasing 6.6%, both for the first quarter of 2015 over the prior year. The hospice segment of KAH is showing signs of stabilization and has begun a return to sequential admissions and census growth on a combined basis. In addition, Kindred achieved key first quarter integration milestones for the Gentiva acquisition and is on track to realize $35 million of contribution from synergies in 2015 and a synergy run rate at year end of at least $55 million.

Kindred’s Hospital Division (“HD”) revenue increased 2.1% over prior year driven by patient day growth of 3.3%, growth in revenue per admission of 2.7% offset by an admissions decline of 0.5%. Core EBITDAR contribution from HD was down 3.4% from prior year, to $135 million, driven primarily by shifts in payor mix and patient acuity. We continue to be pleased with the progress our long-term acute care (“LTAC”) hospital business is making as we transition through the Affordable Care Act roll-out and with preparations for the implementation of LTAC criteria, which will not impact the Company until late 2016.

Kindred’s Rehabilitation Division (“RHB”) had a solid start to the year with the successful acquisition of Centerre and its 11 freestanding inpatient rehabilitation hospitals (“IRFs”), all of which are joint ventured with prominent regional health systems. Strong performance in the quarter from RHB’s freestanding IRFs and contract hospital rehabilitation services business was offset, in part, by contract losses in the skilled nursing rehabilitation services segment.

Kindred’s Nursing Center Division (“NCD”) revenue and admissions grew 4.5% and 6.0%, respectively, over the prior year. Medicare average length of stay contracted 2.4% over the prior year, contributing to a core EBITDAR reduction of 1.6% to $37 million.

Mr. Breier commented, “Our patient-centered care management approach to provide the right care, in the right setting, at the right time - combined with the successful steps we have taken to expand our operations - are driving value creation for our patients, healthcare partners and shareholders. We recently issued our Annual Quality and Social Responsibility Report that highlights our clinical expertise, capabilities across the continuum and care innovations. These strengths support smooth transitions between care settings, produce positive clinical outcomes, and improve the patient experience.”

Mr. Breier continued, “Our solid start to 2015, together with the clarity and stability from the permanent “doc fix” and LTAC preliminary rulemaking in line with expectations, builds upon our excitement for the future and confidence that our strategy best positions us for long-term success.”

RehabCare Loss Contingency Reserve

The Company is engaged in active discussions with the United States Department of Justice in an effort to find a mutually acceptable resolution to the previously disclosed investigation of RehabCare Group, Inc., a therapy services company acquired by Kindred on June 1, 2011. Based on the progress of those settlement discussions beginning in mid-March and into the second quarter of 2015, the Company has accrued an estimated loss contingency reserve of $95 million in the first quarter of 2015. In the event the Company is able to reach a mutually agreeable settlement with the Department of Justice, the Company estimates that the financial component of such a settlement could range from $95 million to $125 million. The discussions are ongoing, and until concluded, there can be no certainty about the timing or likelihood of a definitive resolution, the scope of any potential restrictions that may be agreed upon in connection with a settlement or the cost of a final settlement.

(1)	See reconciliation of core and adjusted results to GAAP results beginning on page 12.

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Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

2015 Outlook

Kindred today established guidance for its estimated 2015 financial results (1) including:

•	2015 annual revenues of approximately $7.2 billion

•	Core EBITDAR of approximately $1.0 billion to $1.05 billion (2)

•	Core earnings of $1.20 to $1.40 per diluted share (3)

•	Adjusted core earnings of $1.70 to $1.90 per diluted share(3)(4)

For the second quarter of 2015, the Company expects core diluted earnings per share from continuing operations to approximate $0.27 to $0.37 and adjusted core diluted earnings per share from continuing operations to approximate $0.39 to $0.49.

Stephen D. Farber, Executive Vice President and Chief Financial Officer, commented, “We are encouraged by the strong performance and integration progress of our Gentiva and Centerre acquisitions, and our solid consolidated operating results. We are establishing guidance for the year at levels that represent significant growth, and we are on track to meet our synergy goal to realize $35 million of synergy contribution in 2015. Our cash flow and growth profile will continue to support a strong balance sheet and allow us to delever while continuing to invest in our businesses and return significant capital to shareholders through our quarterly cash dividends.”

The guidance excludes transaction costs, pre-closing financing costs and post-closing integration costs associated with the acquisitions of Gentiva and Centerre, the effect of reimbursement changes, debt refinancing costs, severance, retirement, retention and restructuring costs, litigation and related contingency expense, other transaction costs, any further acquisitions or divestitures, any impairment charges, any further issuances of common stock or any repurchases of common stock.

Quarterly Cash Dividend

The Company announced that its Board of Directors has approved the payment of the regular quarterly cash dividend of $0.12 per share of common stock to be paid on June 10, 2015 to shareholders of record as of the close of business on May 20, 2015.

Conference Call

As previously announced, investors and the general public may access a live webcast of the first quarter 2015 conference call through a link on the Company’s website at http://investors.kindredhealthcare.com. The conference call will be held on May 7 at 10:00 a.m. (Eastern Time).

A telephone replay of the conference call will become available at approximately 1:00 p.m. on May 7 by dialing (719) 457-0820, access code: 1193715. The replay will be available through May 15.

(1)	Guidance includes Gentiva for eleven months and Centerre for the full year.
(2)	Includes $35 million from Gentiva synergies expected to be realized in the year.
(3)	The earnings per share estimate is based upon an estimated weighted average annual diluted share count for 2015 of 86 million shares. The estimated annual diluted share count of 2015 includes approximately 3.4 million shares of common stock issued in late February to holders of 78,010 tangible equity units that elected early conversion settlements.
(4)	Adjusted core earnings per diluted share is calculated by excluding non-cash expenses, net of the income tax benefit, related to amortization of intangible assets, stock-based compensation and deferred financing costs, from core income from continuing operations.

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Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

Forward-Looking Statements and Non-GAAP Reconciliations

See page 11 for important disclosures regarding our forward-looking statements and the non-GAAP financial reconciliations that follow.

About Kindred Healthcare

Kindred Healthcare, Inc., a top-85 private employer in the United States, is a FORTUNE 500 healthcare services company based in Louisville, Kentucky with annual revenues of approximately $7.2 billion(1). At March 31, 2015, Kindred through its subsidiaries had approximately 102,600 employees providing healthcare services in 2,787 locations in 47 states, including 97 transitional care hospitals, 16 inpatient rehabilitation hospitals, 90 nursing centers, 21 sub-acute units, 664 Kindred at Home home health, hospice and non-medical home care sites of service, 100 inpatient rehabilitation units (hospital-based) and a contract rehabilitation services business, RehabCare, which served 1,799 non-affiliated sites of service. Ranked as one of Fortune magazine’s Most Admired Healthcare Companies for six years, Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve. For more information, go to www.kindredhealthcare.com. You can also follow us on Twitter and Facebook.

(1)	Revenues were computed by combining the twelve months ended December 31, 2014 data for Kindred, Gentiva and Centerre.

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Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

KINDRED HEALTHCARE, INC.

Condensed Consolidated Statement of Operations

(Unaudited)

(In thousands, except per share amounts)

	Three months ended March 31,
	2015	2014

Revenues	$1,675,967	$1,272,610

Salaries, wages and benefits	847,093	618,694
Supplies	93,271	72,965
Rent	92,140	78,530
Other operating expenses	197,727	169,530
General and administrative expenses	406,102	231,272
Other income	(480)	(212)
Litigation contingency expense	95,000	—
Impairment charges	6,726	—
Depreciation and amortization	38,935	39,092
Interest expense	62,518	25,799
Investment income	(741)	(182)

	1,838,291	1,235,488

Income (loss) from continuing operations before income taxes	(162,324)	37,122
Provision (benefit) for income taxes	(27,736)	14,195

Income (loss) from continuing operations	(134,588)	22,927
Discontinued operations, net of income taxes:
Loss from operations	(3,424)	(7,442)
Loss on divestiture of operations	—	(3,006)

Loss from discontinued operations	(3,424)	(10,448)

Net income (loss)	(138,012)	12,479
(Earnings) loss attributable to noncontrolling interests:
Continuing operations	(8,847)	(4,529)
Discontinued operations	29	70

	(8,818)	(4,459)

Income (loss) attributable to Kindred	$(146,830)	$8,020

Amounts attributable to Kindred stockholders:
Income (loss) from continuing operations	$(143,435)	$18,398
Loss from discontinued operations	(3,395)	(10,378)

Net income (loss)	$(146,830)	$8,020

Earnings (loss) per common share:
Basic:
Income (loss) from continuing operations	$(1.80)	$0.34
Discontinued operations:
Loss from operations	(0.04)	(0.13)
Loss on divestiture of operations	—	(0.06)

Loss from discontinued operations	(0.04)	(0.19)

Net income (loss)	$(1.84)	$0.15

Diluted:
Income (loss) from continuing operations	$(1.80)	$0.34
Discontinued operations:
Loss from operations	(0.04)	(0.13)
Loss on divestiture of operations	—	(0.06)

Loss from discontinued operations	(0.04)	(0.19)

Net income (loss)	$(1.84)	$0.15

Shares used in computing earnings (loss) per common share:
Basic	79,575	52,641
Diluted	79,575	52,711

Cash dividends declared and paid per common share	$0.12	$0.12

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Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

KINDRED HEALTHCARE, INC.

Condensed Consolidated Balance Sheet

(Unaudited)

(In thousands, except per share amounts)

	March 31, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$96,525	$164,188
Insurance subsidiary investments	110,700	99,951
Accounts receivable less allowance for loss	1,255,450	944,219
Inventories	27,151	25,702
Deferred tax assets	93,449	82,391
Income taxes	17,805	8,575
Interest deposit on senior unsecured notes held in escrow	—	23,438
Other	72,788	41,598

	1,673,868	1,390,062

Property and equipment	2,061,373	1,978,153
Accumulated depreciation	(1,107,611)	(1,076,049)

	953,762	902,104

Goodwill	2,633,661	997,597
Intangible assets less accumulated amortization	809,597	400,700
Assets held for sale	2,432	3,475
Insurance subsidiary investments	183,122	166,045
Deferred tax assets	10,509	11,174
Proceeds from senior unsecured notes held in escrow	—	1,350,000
Acquisition deposit	—	195,000
Other	314,380	236,807

Total assets	$6,581,331	$5,652,964

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$195,397	$175,725
Salaries, wages and other compensation	451,564	358,857
Due to third party payors	48,044	43,957
Professional liability risks	66,752	64,137
Other accrued liabilities	340,846	189,980
Long-term debt due within one year	33,240	24,607

	1,135,843	857,263

Long-term debt	3,242,780	2,852,531
Professional liability risks	260,781	243,614
Deferred credits and other liabilities	293,271	213,584

Equity:
Stockholders’ equity:
Common stock, $0.25 par value; authorized 175,000 shares; issued 83,424 shares - March 31, 2015 and 69,977 shares - December 31, 2014	20,856	17,494
Capital in excess of par value	1,748,599	1,586,692
Accumulated other comprehensive loss	(3,607)	(2,551)
Accumulated deficit	(308,616)	(159,768)

	1,457,232	1,441,867
Noncontrolling interests	191,424	44,105

Total equity	1,648,656	1,485,972

Total liabilities and equity	$6,581,331	$5,652,964

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Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

KINDRED HEALTHCARE, INC.

Condensed Consolidated Statement of Cash Flows

(Unaudited)

(In thousands)

	Three months ended March 31,
	2015	2014
Cash flows from operating activities:
Net income (loss)	$(138,012)	$12,479
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	39,077	41,304
Amortization of stock-based compensation costs	5,824	2,585
Amortization of deferred financing costs	3,062	2,397
Payment of capitalized lender fees related to debt issuance	(28,012)	—
Provision for doubtful accounts	8,292	8,760
Deferred income taxes	(25,580)	3,975
Impairment charges	6,726	444
Loss on divestiture of discontinued operations	—	3,006
Other	1,997	2,044
Change in operating assets and liabilities:
Accounts receivable	(31,656)	(71,829)
Inventories and other assets	53,022	(6,218)
Accounts payable	465	(13,452)
Income taxes	(5,768)	29,413
Due to third party payors	(15,419)	(2,013)
Other accrued liabilities	(13,620)	(28,649)

Net cash used in operating activities	(139,602)	(15,754)

Cash flows from investing activities:
Routine capital expenditures	(20,769)	(21,677)
Development capital expenditures	(5,788)	(751)
Acquisitions, net of cash acquired	(659,071)	(22,715)
Acquisition deposit	195,000	—
Sale of assets	948	5,034
Proceeds from senior unsecured notes offering held in escrow	1,350,000	—
Interest in escrow for senior unsecured notes	23,438	—
Purchase of insurance subsidiary investments	(25,918)	(10,114)
Sale of insurance subsidiary investments	22,029	8,762
Net change in insurance subsidiary cash and cash equivalents	(558)	(6,599)
Change in other investments	24	640
Other	5	(551)

Net cash provided by (used in) investing activities	879,340	(47,971)

Cash flows from financing activities:
Proceeds from borrowings under revolving credit	807,450	508,700
Repayment of borrowings under revolving credit	(610,050)	(425,800)
Proceeds from issuance of term loan, net of discount	199,000	—
Repayment of Gentiva debt	(1,177,363)	—
Repayment of term loan	—	(1,969)
Repayment of other long-term debt	(441)	(90)
Payment of deferred financing costs	(2,538)	(270)
Issuance of common stock in connection with employee benefit plans	66	3,804
Payment of costs associated with issuance of common stock and tangible equity units	(915)	—
Payment of dividend for mandatory redeemable preferred stock	(2,778)	—
Dividends paid	(9,975)	(6,514)
Distributions to noncontrolling interests	(11,019)	(2,933)
Other	1,162	1,873

Net cash provided by (used in) financing activities	(807,401)	76,801

Change in cash and cash equivalents	(67,663)	13,076
Cash and cash equivalents at beginning of period	164,188	35,972

Cash and cash equivalents at end of period	$96,525	$49,048

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Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

KINDRED HEALTHCARE, INC.

Condensed Business Segment Data (a)

(Unaudited)

(In thousands)

	2014 Quarters				First Quarter 2015	First quarter % change v. prior year
	First	Second	Third	Fourth
Consolidated income statement data:
Revenues	$1,272,610	$1,261,397	$1,228,918	$1,264,674	$1,675,967	31.7

Core EBITDAR	$181,044	$175,865	$157,218	$170,088	$234,211	29.4
Rent	78,530	77,452	77,643	79,167	91,199	16.1

Core EBITDA	102,514	98,413	79,575	90,921	143,012	39.5
Depreciation and amortization	39,092	39,172	38,748	38,558	38,935	(0.4)
Interest, net	25,617	21,438	22,171	21,857	44,346	73.1

Income from continuing operations before income taxes	37,805	37,803	18,656	30,506	59,731	58.0
Provision for income taxes	14,445	13,612	6,168	8,471	22,466	55.5

Income from continuing operations	23,360	24,191	12,488	22,035	37,265	59.5
Noncontrolling interests	(4,529)	(4,828)	(4,372)	(5,143)	(8,847)	95.3

Net income attributable to Kindred	$18,831	$19,363	$8,116	$16,892	$28,418	50.9

Core EPS	$0.35	$0.35	$0.13	$0.26	$0.34	(2.9)
Adjusted Core EPS	$0.46	$0.50	$0.20	$0.38	$0.43	(6.5)
Diluted shares	52,711	53,792	62,902	63,163	82,422	56.4

Revenues by segment:
Hospital division	$627,245	$612,517	$591,121	$619,185	$640,483	2.1
Kindred at Home:
Home health	74,791	75,502	74,026	74,588	300,867	302.3
Hospice	12,913	12,484	12,160	12,538	119,057	822.0

	87,704	87,986	86,186	87,126	419,924	378.8

Rehabilitation division:
Hospital rehabilitation services	93,177	94,963	93,139	92,922	151,564	62.7
Skilled nursing rehabilitation services	253,943	253,694	246,732	252,667	252,595	(0.5)

	347,120	348,657	339,871	345,589	404,159	16.4
Nursing center division	262,590	264,437	263,897	271,625	274,308	4.5

	1,324,659	1,313,597	1,281,075	1,323,525	1,738,874	31.3
Eliminations	(52,049)	(52,200)	(52,157)	(58,851)	(62,907)	20.9

	$1,272,610	$1,261,397	$1,228,918	$1,264,674	$1,675,967	31.7

Core EBITDAR by segment:
Hospital division	$139,505	$131,990	$117,604	$134,791	$134,786	(3.4)
Kindred at Home:
Home health	2,845	5,769	5,961	7,398	46,798	1,544.9
Hospice	1,852	2,139	1,149	524	16,996	817.7

	4,697	7,908	7,110	7,922	63,794	1,258.2

Rehabilitation division:
Hospital rehabilitation services	25,710	25,742	24,887	23,884	44,564	73.3
Skilled nursing rehabilitation services	18,016	19,863	17,080	16,029	16,493	(8.5)

	43,726	45,605	41,967	39,913	61,057	39.6
Nursing center division	37,572	38,614	35,920	38,810	36,963	(1.6)
Support center	(44,456)	(48,252)	(45,383)	(51,348)	(62,389)	40.3

	$181,044	$175,865	$157,218	$170,088	$234,211	29.4

Core EBITDAR margin by segment:
Hospital division	22.2	21.5	19.9	21.8	21.0	(5.4)
Kindred at Home:
Home health	3.8	7.6	8.1	9.9	15.6	310.5
Hospice	14.3	17.1	9.4	4.2	14.3	—
Kindred at Home	5.4	9.0	8.2	9.1	15.2	181.5
Rehabilitation division:
Hospital rehabilitation services	27.6	27.1	26.7	25.7	29.4	6.5
Skilled nursing rehabilitation services	7.1	7.8	6.9	6.3	6.5	(8.5)
Rehabilitation division	12.6	13.1	12.3	11.5	15.1	19.8
Nursing center division	14.3	14.6	13.6	14.3	13.5	(5.6)
Consolidated	14.2	13.9	12.8	13.4	14.0	(1.4)

(a)	See reconciliation of core and adjusted results to GAAP results beginning on page 12.

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Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

KINDRED HEALTHCARE, INC.

Condensed Business Segment Data (Continued)

(Unaudited)

	2014 Quarters				First Quarter	First quarter % change v.
	First	Second	Third	Fourth	2015	prior year
Hospital division:
End of period data:
Number of transitional care hospitals	97	97	97	97	97
Number of licensed beds	7,145	7,145	7,145	7,147	7,147
Revenue mix %:
Medicare	59.8	58.2	57.0	57.0	56.8
Medicaid	6.6	6.8	6.9	6.0	5.5
Medicare Advantage	11.4	11.2	10.5	10.5	11.9
Medicaid Managed	2.4	3.0	3.8	4.5	4.7
Commercial insurance and other	19.8	20.8	21.8	22.0	21.1
Admissions:
Medicare	9,038	8,555	8,460	8,525	8,775	(2.9)
Medicaid	819	896	805	750	610	(25.5)
Medicare Advantage	1,435	1,389	1,250	1,359	1,555	8.4
Medicaid Managed	317	381	511	572	643	102.8
Commercial insurance and other	1,914	1,885	1,703	1,696	1,868	(2.4)

	13,523	13,106	12,729	12,902	13,451	(0.5)

Patient days:
Medicare	230,350	220,035	213,170	220,548	228,483	(0.8)
Medicaid	32,712	32,619	30,480	30,454	28,663	(12.4)
Medicare Advantage	44,025	43,027	39,938	41,260	48,448	10.0
Medicaid Managed	10,733	13,191	16,556	20,000	22,013	105.1
Commercial insurance and other	59,567	59,293	57,486	59,295	62,241	4.5

	377,387	368,165	357,630	371,557	389,848	3.3

Average length of stay:
Medicare	25.5	25.7	25.2	25.9	26.0	2.0
Medicaid	39.9	36.4	37.9	40.6	47.0	17.8
Medicare Advantage	30.7	31.0	32.0	30.4	31.2	1.6
Medicaid Managed	33.9	34.6	32.4	35.0	34.2	0.9
Commercial insurance and other	31.1	31.5	33.8	35.0	33.3	7.1
Weighted average	27.9	28.1	28.1	28.8	29.0	3.9
Revenues per admission:
Medicare	$41,492	$41,670	$39,828	$41,425	$41,483	—
Medicaid	50,894	46,106	50,344	49,760	57,594	13.2
Medicare Advantage	49,666	49,352	49,814	47,756	48,908	(1.5)
Medicaid Managed	47,803	48,814	44,321	48,691	46,740	(2.2)
Commercial insurance and other	64,858	67,679	75,591	80,167	72,395	11.6
Weighted average	46,384	46,736	46,439	47,991	47,616	2.7
Revenues per patient day:
Medicare	$1,628	$1,620	$1,581	$1,601	$1,593	(2.1)
Medicaid	1,274	1,266	1,330	1,225	1,226	(3.8)
Medicare Advantage	1,619	1,593	1,559	1,573	1,570	(3.0)
Medicaid Managed	1,412	1,410	1,368	1,393	1,365	(3.3)
Commercial insurance and other	2,084	2,152	2,239	2,293	2,173	4.3
Weighted average	1,662	1,664	1,653	1,666	1,643	(1.1)
Medicare case mix index (discharged patients only)	1.173	1.182	1.157	1.139	1.166	(0.6)
Average daily census	4,193	4,046	3,887	4,039	4,332	3.3
Occupancy %	67.3	64.6	62.1	64.5	69.2	2.8

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Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

KINDRED HEALTHCARE, INC.

Condensed Business Segment Data (Continued)

(Unaudited)

	2014 Quarters				First Quarter	First quarter % change v.
	First	Second	Third	Fourth	2015	prior year
Kindred at Home (data combined to include Kindred and Gentiva for each historical period):
Home Health:
Sites of service (at end of period)	447	440	439	427	415
Revenue mix %:
Medicare	81.8	81.5	80.7	80.7	80.9
Medicaid	2.7	2.6	2.4	2.2	2.1
Commercial and other	9.1	9.0	8.9	6.7	7.3
Commercial paid at episodic rates	6.4	6.9	8.0	10.4	9.7
Episodic revenues ($ 000s)	$281,226	$294,208	$292,675	$305,668	$308,317	9.6
Total episodic admissions	65,077	63,676	65,049	65,183	69,936	7.5
Medicare episodic admissions	59,248	58,140	57,921	57,372	61,186	3.3
Total episodes	103,758	103,689	105,906	106,708	110,980	7.0
Episodes per admission	1.59	1.63	1.63	1.64	1.59	—
Revenue per episode	$2,710	$2,837	$2,764	$2,865	$2,778	2.5
Hospice:
Sites of service (at end of period)	216	200	199	193	190
Admissions	13,807	12,751	12,088	12,151	13,164	(4.7)
Average length of stay	103	106	103	103	95	(7.8)
Patient days	1,252,787	1,251,301	1,236,792	1,215,209	1,150,841	(8.1)
Revenue per patient day	$150	$148	$149	$154	$151	0.7
Average daily census	13,920	13,751	13,443	13,209	12,787	(8.1)

Rehabilitation division:
Hospital rehabilitation services:
Freestanding IRFs:
End of period data:
Number of IRFs	5	5	5	5	16
Number of licensed beds	215	215	215	215	829
Discharges (a)	1,053	1,121	1,004	1,046	3,806	261.4
Occupancy % (a)	71.6	71.6	68.5	69.6	73.2	2.2
Average length of stay (a)	13.2	12.5	13.5	13.2	13.7	3.8
Revenue per discharge (a)	$18,246	$17,519	$18,259	$17,039	$19,517	7.0
Contract services:
Sites of service (at end of period):
Inpatient rehabilitation units	105	104	102	100	100
LTAC hospitals	121	118	117	117	120
Sub-acute units	10	9	10	10	8
Outpatient units	143	143	139	138	138

	379	374	368	365	366

Revenue per site	$195,157	$201,400	$203,284	$205,749	$211,151	8.2

Skilled nursing rehabilitation services:
Sites of service (at end of period)	1,851	1,863	1,896	1,935	1,829
Revenue per site	$137,193	$136,175	$130,133	$130,576	$138,106	0.7

Nursing center division:
End of period data:
Number of nursing centers	89	89	90	90	90
Number of licensed beds	11,503	11,491	11,575	11,535	11,535
Admissions (b)	9,789	9,621	9,746	9,616	10,376	6.0
Medicare average length of stay (b)	29.6	29.8	29.9	29.0	28.9	(2.4)
Patient days (b)	861,340	858,772	865,415	871,976	861,278	—
Revenues per patient day (b)	$305	$308	$305	$312	$319	4.6
Average daily census (b)	9,570	9,437	9,407	9,478	9,570	—
Occupancy % (b)	81.7	80.7	80.1	80.5	81.3	(0.5)

(a)	Excludes non-consolidating IRF.
(b)	Excludes managed facilities.

- MORE -

Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the Company’s acquisitions of Gentiva and Centerre (including the benefits, results and effects of such acquisitions), all statements regarding the Company’s expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements in this press release concerning the Company’s business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

Risks and uncertainties related to the Company’s acquisitions of Gentiva and Centerre include, but are not limited to, uncertainties as to whether the acquisitions will have the accretive effect on the Company’s earnings or cash flows that it expects, the inability to obtain, or delays in obtaining, cost savings and synergies from the acquisitions, costs and difficulties related to the integration of Gentiva’s and Centerre’s businesses and operations with the Company’s businesses and operations, unexpected costs, liabilities, charges or expenses resulting from the acquisitions, adverse effects on the Company’s stock price resulting from the acquisitions, the inability to retain key personnel, and potential adverse reactions, changes to business relationships or competitive responses resulting from the acquisitions.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price are set forth in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

- MORE -

Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

Non-GAAP Measurements

In addition to the results provided in accordance with GAAP, the Company has provided information in this release to compute certain non-GAAP measurements for the three months ended March 31, 2015 and 2014 before certain charges or on a core and adjusted core basis. The use of these non-GAAP measures are not intended to replace the presentation of the Company’s financial results in accordance with GAAP. The Company believes that the presentation of core operating results provides additional information to investors to facilitate the comparison between periods by excluding certain charges that are not representative of its ongoing operations due to the materiality and nature of the charges. The Company believes the presentation of adjusted core operating results, which excludes non-cash expenses related to amortization of intangible assets, stock-based compensation and deferred financing costs from core operating results, is a useful performance measure used by some investors, equity analysts and others to make informed investment decisions and for comparability to other companies that use similar measures. The Company’s earnings release also includes financial measures referred to as operating income, or EBITDAR or core EBITDAR, and earnings before interest, income taxes, depreciation and amortization (“EBITDA”). The Company’s management uses core EBITDAR or core EBITDA as meaningful measures of operational performance in addition to other measures. The Company uses core EBITDAR or core EBITDA to assess the relative performance of its operating divisions as well as the employees that operate these businesses. In addition, the Company believes these measurements are important because securities analysts and investors use these measurements to compare the Company’s performance to other companies in the healthcare industry. The Company believes that income (loss) from continuing operations is the most comparable GAAP measure. Readers of the Company’s financial information should consider income (loss) from continuing operations as an important measure of the Company’s financial performance because it provides the most complete measure of its performance. Operating results presented on a core and adjusted core basis and core EBITDAR or core EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures based upon GAAP as an indicator of operating performance. Reconciliations of the non-GAAP measurements to the GAAP measurements are included in the following pages of this press release.

Also in this press release, the Company provides the financial measures of operating cash flows and free cash flows excluding certain items, which the Company refers to as core operating cash flows and core free cash flows. The Company recognizes that operating cash flows and free cash flows excluding certain items are non-GAAP measurements and are not intended to replace the presentation of the Company’s cash flows in accordance with GAAP. The Company believes that these non-GAAP measurements provide important information to investors for comparability to other companies that use similar measures. In addition, management uses operating cash flows and free cash flows excluding certain items in making decisions related to acquisitions, development capital expenditures, dividends, long-term debt repayments and other uses. The Company believes net cash flows provided by operating activities is the most comparable GAAP measure. Readers of the Company’s financial information should consider net cash flows provided by operating activities as an important measure of the Company’s financial performance because it provides the most complete measure of its performance. Operating cash flows and free cash flows excluding certain items should be considered in addition to, not as a substitute for, or superior to, financial measures based upon GAAP as an indicator of operating performance. Reconciliations of net cash flows provided by operating activities to operating cash flows and free cash flows excluding certain items are included in this press release.

- MORE -

Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

KINDRED HEALTHCARE, INC.

Reconciliation of Non-GAAP Measurements to GAAP Results

(Unaudited)

(In thousands, except per share amounts and statistics)

In addition to the results provided in accordance with GAAP, the Company has provided information in this release to compute certain non-GAAP measurements for the three months ended March 31, 2015 and 2014 before certain charges or on a core basis. The charges that were excluded from core operating results are denoted in the tables below.

The income tax benefit associated with the excluded charges was calculated using an effective income tax rate of 22.6% and 36.6% for the three months ended March 31, 2015 and 2014, respectively. The difference in the effective income tax rate for the three months ended March 31, 2015 compared to the same prior year period is attributable to the composition of charges that are non-deductible for income tax purposes, including the litigation contingency expense.

The use of these non-GAAP measures are not intended to replace the presentation of the Company’s financial results in accordance with GAAP. The Company believes that the presentation of core operating results provides additional information to investors to facilitate the comparison between periods by excluding certain charges for the three months ended March 31, 2015 and 2014 that are not representative of its ongoing operations due to the materiality and the nature of the charges. The Company’s core operating results also represent a key performance measure for the purpose of evaluating performance internally. The Company believes the presentation of adjusted core operating results, which excludes non-cash expenses related to amortization of intangible assets, stock-based compensation and deferred financing costs from core operating results, is a performance measure used by some investors, equity analysts and others to make informed investment decisions and for comparability to other companies that use similar measures.

	Three months ended March 31,
	2015	2014
Detail of charges:
Litigation contingency expense	($95,000)	$—
Retirement and severance costs	(4,961)	(339)
Home health and hospice closings	(1,619)	—
Development project cancellation and other restructuring costs	(1,027)	—
Gentiva transaction and integration costs:
Professional and consulting fees	(32,134)	—
Severance and retention	(54,464)	—
Lease termination (charged to rent expense)	(589)	—
Pre-closing financing charges (charged to general and administrative expenses)	(6,005)	—
Pre-closing financing charges (charged to interest expense)	(17,431)	—
Trade name impairment charges	(6,726)	—
Other transaction costs	(2,099)	(344)

	(222,055)	(683)
Income tax benefit	50,202	250

Charges net of income taxes	(171,853)	(433)
Allocation to participating unvested restricted stockholders	—	13

Available to common stockholders	($171,853)	($420)

Weighted average diluted shares outstanding	79,575	52,711

Diluted loss per common share related to charges	($2.16)	($0.01)

Reconciliation of income from continuing operations before charges:
Amounts attributable to Kindred stockholders:
Income from continuing operations before charges	$28,418	$18,831
Charges net of income taxes	(171,853)	(433)

Reported income (loss) from continuing operations	($143,435)	$18,398

Reconciliation of diluted earnings per common share from continuing operations before charges:
Diluted earnings per common share before charges (a)	$0.34	$0.35
Charges net of income taxes	(2.16)	(0.01)
Other	0.02	—

Reported diluted earnings (loss) per common share from continuing operations	($1.80)	$0.34

Weighted average diluted shares used to compute earnings per common share from continuing operations before charges	82,422	52,711

Reconciliation of effective income tax rate before charges:
Effective income tax rate before charges	37.6%	38.2%
Impact of charges on effective income tax rate	-20.5%	—

Reported effective income tax rate	17.1%	38.2%

(a)	For purposes of computing diluted earnings per common share before charges, income from continuing operations before charges was reduced by $0.5 million and $0.6 million for the three months ended March 31, 2015 and 2014, respectively, for the allocation of income to participating unvested restricted stockholders.

- MORE -

Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

KINDRED HEALTHCARE, INC.

Reconciliation of Non-GAAP Measurements to GAAP Results (Continued)

(Unaudited)

(In thousands, except per share amounts and statistics)

A reconciliation of adjusted core earnings follows:

	2014 Quarters				First Quarter 2015
	First	Second	Third	Fourth
Reconciliation of adjusted core earnings:
Income from continuing operations before charges (as calculated and reconciled to GAAP measurement on the following pages)	$18,831	$19,363	$8,116	$16,892	$28,418
Add back non-cash expenses:
Amortization of intangible assets	5,560	5,513	5,378	5,215	6,932
Amortization of stock-based compensation costs	2,585	5,924	748	5,073	3,141
Amortization of deferred financing costs	2,397	1,950	1,982	2,044	3,062

	10,542	13,387	8,108	12,332	13,135
Income tax benefit related to non-cash expenses	4,148	5,268	3,190	4,853	5,169

Non-cash expenses, net of income taxes	6,394	8,119	4,918	7,479	7,966

Adjusted core earnings	$25,225	$27,482	$13,034	$24,371	$36,384

Reconciliation of diluted adjusted core earnings from continuing operations:
Diluted income per common share before charges (as calculated on the following pages)	$0.35	$0.35	$0.13	$0.26	$0.34
Non-cash expenses, net of income taxes	0.11	0.15	0.07	0.12	0.09

Diluted adjusted core earnings per common share from continuing operations	$0.46	$0.50	$0.20	$0.38	$0.43

Weighted average diluted shares used to compute adjusted core earnings per common share	52,711	53,792	62,902	63,163	82,422

A reconciliation of combined Kindred and Gentiva home health revenues (excluding community care) for each historical period follows:

	2014 Quarters				First Quarter	First quarter % change v.
	First	Second	Third	Fourth	2015	prior year
Kindred	$67,266	$67,830	$65,954	$66,491	$254,965
Gentiva	253,895	267,018	266,340	275,342	87,520

	$321,161	$334,848	$332,294	$341,833	$342,485	6.6

- MORE -

Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

KINDRED HEALTHCARE, INC.

Reconciliation of Non-GAAP Measurements to GAAP Results (Continued)

(Unaudited)

(In thousands)

	Three months ended March 31, 2015
		Charges
	Before charges	Retirement and severance	Home health and hospice closings	Development project cancellation and other	Litigation contingency	Impairment charges	Gentiva pre-closing financing costs	Gentiva transaction and integration	Other transaction	Total	As reported
Income (loss) from continuing operations:
Operating income (loss) (EBITDAR):
Hospital division	$134,786	$—	$—	$(675)	$—	$—	$—	$—	$—	$(675)	$134,111

Kindred at Home:
Home health	46,798	—	(1,102)	—	—	—	—	—	—	(1,102)	45,696
Hospice	16,996	—	(517)	—	—	—	—	—	—	(517)	16,479

	63,794	—	(1,619)	—	—	—	—	—	—	(1,619)	62,175

Rehabilitation division:
Hospital rehabilitation services	44,564	—	—	—	—	—	—	—	—	—	44,564
Skilled nursing rehabilitation services	16,493	(785)	—	—	—	—	—	—	—	(785)	15,708

	61,057	(785)	—	—	—	—	—	—	—	(785)	60,272

Nursing center division	36,963	—	—	—	—	—	—	—	—	—	36,963

Support center	(62,389)	(4,176)	—	—	—	—	—	—	—	(4,176)	(66,565)
Litigation contingency expense	—	—	—	—	(95,000)	—	—	—	—	(95,000)	(95,000)
Transaction costs	—	—	—	—	—	—	(6,005)	(86,598)	(2,099)	(94,702)	(94,702)
Impairment charges	—	—	—	—	—	(6,726)	—	—	—	(6,726)	(6,726)

Operating income (EBITDAR)	234,211	(4,961)	(1,619)	(675)	(95,000)	(6,726)	(6,005)	(86,598)	(2,099)	(203,683)	30,528
Rent	(91,199)	—	—	(352)	—	—	—	(589)	—	(941)	(92,140)

EBITDA	143,012	(4,961)	(1,619)	(1,027)	(95,000)	(6,726)	(6,005)	(87,187)	(2,099)	(204,624)	(61,612)
Depreciation and amortization	(38,935)	—	—	—	—	—	—	—	—	—	(38,935)
Interest, net	(44,346)	—	—	—	—	—	(17,431)	—	—	(17,431)	(61,777)

Income (loss) from continuing operations before income taxes	59,731	(4,961)	(1,619)	(1,027)	(95,000)	(6,726)	(23,436)	(87,187)	(2,099)	(222,055)	(162,324)
Provision (benefit) for income taxes	22,466	(2,133)	(696)	(442)	—	(2,891)	(10,075)	(33,063)	(902)	(50,202)	(27,736)

	37,265	$(2,828)	$(923)	$(585)	$(95,000)	$(3,835)	$(13,361)	$(54,124)	$(1,197)	$(171,853)	(134,588)

Noncontrolling interests	(8,847)										(8,847)

Net income attributable to Kindred	$28,418										$(143,435)

Diluted earnings (loss) per common share	$0.34										$(1.80)
Diluted shares used in computing earnings (loss) per common share	82,422										79,575

	Three months ended March 31, 2014
		Charges
	Before charges	Transaction costs	As reported
Income from continuing operations:
Operating income (loss) (EBITDAR):
Hospital division	$139,505	$—	$139,505

Kindred at Home:
Home health	2,845	—	2,845
Hospice	1,852	—	1,852

	4,697	—	4,697

Rehabilitation division:
Hospital rehabilitation services	25,710	—	25,710
Skilled nursing rehabilitation services	18,016	—	18,016

	43,726	—	43,726

Nursing center division	37,572	—	37,572

Support center	(44,456)	—	(44,456)
Transaction costs	—	(683)	(683)

Operating income (EBITDAR)	181,044	(683)	180,361
Rent	(78,530)	—	(78,530)

EBITDA	102,514	(683)	101,831
Depreciation and amortization	(39,092)	—	(39,092)
Interest, net	(25,617)	—	(25,617)

Income from continuing operations before income taxes	37,805	(683)	37,122
Provision for income taxes	14,445	(250)	14,195

	23,360	$(433)	22,927

Noncontrolling interests	(4,529)		(4,529)

Net income attributable to Kindred	$18,831		$18,398

Diluted earnings per common share	$0.35		$0.34
Diluted shares used in computing earnings per common share	52,711		52,711

- MORE -

Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

KINDRED HEALTHCARE, INC.

Reconciliation of Non-GAAP Measurements to GAAP Results (Continued)

(Unaudited)

(In thousands)

	Three months ended December 31, 2014
		Charges
	Before charges	Severance and other restructuring	LTAC criteria consulting	Gentiva pre-closing financing	Transaction	Total	As reported
Income (loss) from continuing operations:
Operating income (loss) (EBITDAR):
Hospital division	$134,791	$(318)	$—	$—	$—	$(318)	$134,473

Kindred at Home:
Home health	7,398	(828)	—	—	—	(828)	6,570
Hospice	524	(106)	—	—	—	(106)	418

	7,922	(934)	—	—	—	(934)	6,988

Rehabilitation division:
Hospital rehabilitation services	23,884	—	—	—	—	—	23,884
Skilled nursing rehabilitation services	16,029	—	—	—	—	—	16,029

	39,913	—	—	—	—	—	39,913

Nursing center division	38,810	(500)	—	—	—	(500)	38,310

Support center	(51,348)	(10,193)	(2,460)	—	—	(12,653)	(64,001)
Transaction costs	—	—	—	—	(8,690)	(8,690)	(8,690)

Operating income (EBITDAR)	170,088	(11,945)	(2,460)	—	(8,690)	(23,095)	146,993
Rent	(79,167)	—	—	—	—	—	(79,167)

EBITDA	90,921	(11,945)	(2,460)	—	(8,690)	(23,095)	67,826
Depreciation and amortization	(38,558)	—	—	—	—	—	(38,558)
Interest, net	(21,857)	—	—	(17,041)	—	(17,041)	(38,898)

Income (loss) from continuing operations before income taxes	30,506	(11,945)	(2,460)	(17,041)	(8,690)	(40,136)	(9,630)
Provision (benefit) for income taxes	8,471	(4,251)	(875)	(5,975)	(2,197)	(13,298)	(4,827)

	22,035	$(7,694)	$(1,585)	$(11,066)	$(6,493)	$(26,838)	(4,803)

Noncontrolling interests	(5,143)						(5,143)

Net income attributable to Kindred	$16,892						$(9,946)

Diluted earnings (loss) per common share	$0.26						$(0.15)
Diluted shares used in computing earnings (loss) per common share	63,163						65,135

	Three months ended September 30, 2014
		Charges
	Before charges	Severance and other restructuring	Customer bankruptcy	Transaction	Total	As reported
Income from continuing operations:
Operating income (loss) (EBITDAR):
Hospital division	$117,604	$(617)	$—	$—	$(617)	$116,987

Kindred at Home:
Home health	5,961	(275)	—	—	(275)	5,686
Hospice	1,149	(46)	—	—	(46)	1,103

	7,110	(321)	—	—	(321)	6,789

Rehabilitation division:
Hospital rehabilitation services	24,887	—	(1,857)	—	(1,857)	23,030
Skilled nursing rehabilitation services	17,080	162	—	—	162	17,242

	41,967	162	(1,857)	—	(1,695)	40,272

Nursing center division	35,920	(483)	—	—	(483)	35,437

Support center	(45,383)	(427)	—	—	(427)	(45,810)
Transaction costs	—	—	—	(4,114)	(4,114)	(4,114)

Operating income (EBITDAR)	157,218	(1,686)	(1,857)	(4,114)	(7,657)	149,561
Rent	(77,643)	—	—	—	—	(77,643)

EBITDA	79,575	(1,686)	(1,857)	(4,114)	(7,657)	71,918
Depreciation and amortization	(38,748)	—	—	—	—	(38,748)
Interest, net	(22,171)	—	—	—	—	(22,171)

Income (loss) from continuing operations before income taxes	18,656	(1,686)	(1,857)	(4,114)	(7,657)	10,999
Provision (benefit) for income taxes	6,168	(923)	(1,017)	(451)	(2,391)	3,777

	12,488	$(763)	$(840)	$(3,663)	$(5,266)	7,222

Noncontrolling interests	(4,372)					(4,372)

Net income attributable to Kindred	$8,116					$2,850

Diluted earnings per common share	$0.13					$0.04
Diluted shares used in computing earnings per common share	62,902					62,902

- MORE -

Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

KINDRED HEALTHCARE, INC.

Reconciliation of Non-GAAP Measurements to GAAP Results (Continued)

(Unaudited)

(In thousands)

	Three months ended June 30, 2014
		Charges
	Before charges	Severance and other restructuring	Litigation	Debt refinancing	Transaction	Total	As reported
Income (loss) from continuing operations:
Operating income (loss) (EBITDAR):
Hospital division	$131,990	$—	$(4,600)	$—	$—	$(4,600)	$127,390

Kindred at Home:
Home health	5,769	(721)	—	—	—	(721)	5,048
Hospice	2,139	(122)	—	—	—	(122)	2,017

	7,908	(843)	—	—	—	(843)	7,065

Rehabilitation division:
Hospital rehabilitation services	25,742	(170)	—	—	—	(170)	25,572
Skilled nursing rehabilitation services	19,863	(176)	—	—	—	(176)	19,687

	45,605	(346)	—	—	—	(346)	45,259

Nursing center division	38,614	(3,205)	—	—	—	(3,205)	35,409

Support center	(48,252)	(556)	—	—	—	(556)	(48,808)
Transaction costs	—	—	—	—	(4,496)	(4,496)	(4,496)

Operating income (EBITDAR)	175,865	(4,950)	(4,600)	—	(4,496)	(14,046)	161,819
Rent	(77,452)	(247)	—	—	—	(247)	(77,699)

EBITDA	98,413	(5,197)	(4,600)	—	(4,496)	(14,293)	84,120
Depreciation and amortization	(39,172)	—	—	—	—	—	(39,172)
Interest, net	(21,438)	—	—	(56,643)	—	(56,643)	(78,081)

Income (loss) from continuing operations before income taxes	37,803	(5,197)	(4,600)	(56,643)	(4,496)	(70,936)	(33,133)
Provision (benefit) for income taxes	13,612	(1,985)	(1,757)	(21,639)	(914)	(26,295)	(12,683)

	24,191	$(3,212)	$(2,843)	$(35,004)	$(3,582)	$(44,641)	(20,450)

Noncontrolling interests	(4,828)						(4,828)

Net income attributable to Kindred	$19,363						$(25,278)

Diluted earnings (loss) per common share	$0.35						$(0.47)
Diluted shares used in computing earnings (loss) per common share	53,792						53,714

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Kindred Healthcare Announces First Quarter 2015 Results

May 6, 2015

KINDRED HEALTHCARE, INC.

Reconciliation of Non-GAAP Measurements to GAAP Results (Continued)

(Unaudited)

(In thousands)

The Company recognizes that operating cash flows and free cash flows excluding certain items, which the Company refers to as core operating cash flows and core free cash flows, are non-GAAP measurements and are not intended to replace the presentation of the Company’s cash flows in accordance with GAAP. The Company believes that these non-GAAP measurements provide important information to investors related to the amount of discretionary cash flows that are available for other investing and financing activities. In addition, management uses operating cash flows and free cash flows excluding certain items in making decisions related to acquisitions, development capital expenditures, dividends, long-term debt repayments and other uses.

	Three months ended March 31,
	2015	2014

Reconciliation of net cash flows used in operating activities to free cash flows:
Net cash flows used in operating activities	($139,602)	($15,754)
Adjustments to remove certain payments (including payments made for discontinued operations) included in net cash flows used in operating activities:
Transaction, severance, retirement and retention	82,340	4,187
Ventas, Inc. lease termination fee	40,000	—
Capitalized lender fees related to debt refinancing	28,012	—
Other debt refinancing costs (expensed)	27,001	—
Lease cancellation charges	353	—
Litigation	—	25,150

	177,706	29,337
Benefit of reduced income tax payments resulting from certain payments (a)	—	—

	177,706	29,337

Net cash flows provided by operating activities excluding certain items (core operating cash flows)	38,104	13,583

Less routine capital expenditures	(20,769)	(21,677)

Free cash flows excluding certain items (core free cash flows)	$17,335	($8,094)

(a)	No tax deposits were due in first quarter of 2015 or 2014.

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